EXHIBIT 21.1

LIST OF SUBSIDIARIES OF BELDEN INC.

Entity	Country/State of Incorporation	Percentage Owned Directly or Indirectly by Belden Inc.

Belden 1993 LLC	(Organized in Delaware)	100%
Belden AB	(Incorporated in Sweden)	100%
Belden Asia (Hong Kong) Limited	(Incorporated in Hong Kong)	100%
Belden Asia (Thailand) Company Limited	(Incorporated in Thailand)	100%
Belden Australia Pty Ltd.	(Incorporated in Australia)	100%
Belden Canada Finance 1 ULC	(Organized in Canada)	100%
Belden Canada Finance 2 ULC	(Organized in Canada)	100%
Belden Canada Finance 2013 LP	(Canadian Limited Partnership)	100%
Belden Canada Inc.	(Incorporated in Canada)	100%
Belden CDT European Shared Services B.V.	(Incorporated in the Netherlands)	100%
Belden CDT International Inc.	(Incorporated in Delaware)	100%
Belden CDT Networking, Inc.	(Incorporated in Washington)	100%
Belden Cekan A/S	(Incorporated in Denmark)	100%
Belden CLM B.V.	(Incorporated in the Netherlands)	100%
Belden Commercial Services B.V.	(Incorporated in the Netherlands)	100%
Belden de Sonora S.A. de C.V.	(Incorporated in Mexico)	100%
Belden Deutschland GmbH	(Incorporated in Germany)	100%
Belden Deutschland Holding GmbH	(Incorporated in Germany)	100%
Belden-Duna Kabel Kft	(Incorporated in Hungary)	100%
Belden Electronics Argentina S.A.	(Incorporated in Argentina)	100%
Belden Electronics GmbH	(Incorporated in Germany)	100%
Belden Electronics, S.A. de C.V.	(Incorporated in Mexico)	100%
Belden Europe B.V.	(Incorporated in the Netherlands)	100%
Belden Finance 2013 LP	(Delaware Limited Partnership)	100%
Belden FinCo Inc.	(Incorporated in Canada)	100%
Belden France SAS	(Incorporated in France)	100%
Belden Global C.V. & Belden Wire & Cable B.V. Finance Gbr	(German Civil Code Partnership)	100%
Belden Global C.V.	(Netherlands Limited Partnership)	100%
Belden Global Holdings, B.V.	(Incorporated in the Netherlands)	100%
Belden Grass Valley Asia Limited	(Incorporated in Hong Kong)	100%
Belden Grass Valley Industria E Comercio E Servicos Ltda.	(Incorporated in Brazil)	100%
Belden Hirschmann Industries (Suzhou) Limited	(Incorporated in China)	100%
Belden Hirschmann Networking System Trading (Shanghai) Co. Ltd.	(Incorporated in China)	100%
Belden Holdings, Inc.	(Incorporated in Delaware)	100%
Belden Iberia SL	(Incorporated in Spain)	100%
Belden India Private Limited	(Incorporated in India)	100%
Belden International Holdings B.V.	(Incorporated in the Netherlands)	100%
Belden Italia SRL	(Incorporated in Italy)	100%
Belden LRC Mexico S. de R.L. de C.V.	(Incorporated in Mexico)	100%
Belden Signal Solutions B.V.	(Incorporated in The Netherlands)	100%
Belden Signal Solutions Distribution Company, S. de R.L. de C.V.	(Incorporated in Mexico)	100%
Belden Singapore Private Limited	(Incorporated in Singapore)	100%
Belden Solutions B.V.	(Incorporated in the Netherlands)	100%
Belden Technologies Co. Limited	(Incorporated in Japan)	100%
Belden Technologies, LLC	(Organized in Delaware)	100%
Belden Technologies S.r.l.	(Incorporated in Peru)	100%
Belden UK Holdings Limited	(Incorporated in the United Kingdom)	100%
Belden UK Limited	(Incorporated in the United Kingdom)	100%

Entity	Country/State of Incorporation	Percentage Owned Directly or Indirectly by Belden Inc.

Belden Wire & Cable B.V.	(Incorporated in the Netherlands)	100%
Belden Wire & Cable Company LLC	(Organized in Delaware)	100%
BiBiXi Communications System (Suzhou) Co., Ltd.	(Incorporated in China)	100%
CDT International Holdings LLC	(Organized in Delaware)	100%
Coast Wire & Plastic Tech, LLC	(Organized in Delaware)	100%
GarrettCom Europe Ltd.	(Incorporated in the United Kingdom)	100%
GarrettCom, Inc.	(Incorporated in California)	100%
GarrettCom India Pvt. Ltd.	(Incorporated in India)	49%
GlobalBlue Networks Inc.	(Incorporated in Canada)	100%
Grass Valley Australia Pty Ltd	(Incorporated in Australia)	100%
Grass Valley Belgium NV	(Incorporated in Belgium)	100%
Grass Valley Broadcast Solutions Limited	(Incorporated in the United Kingdom)	100%
Grass Valley Canada	(Canadian Partnership)	100%
Grass Valley Partner ULC	(Canadian Partnership)	100%
Grass Valley China Co. Ltd.	(Incorporated in China)	100%
Grass Valley France S.A.	(Incorporated in France)	100%
Grass Valley Hong Kong Ltd.	(Incorporated in Hong Kong)	100%
Grass Valley India Pte. Ltd.	(Incorporated in India)	100%
Grass Valley Italia S.R.L.	(Incorporated in Italy)	100%
Grass Valley K.K.	(Incorporated in Japan)	100%
Grass Valley Malaysia SDN BHD	(Incorporated in Malaysia)	100%
Grass Valley Media Playout Solutions B.V.	(Incorporated in the Netherlands)	100%
Grass Valley Nederland B.V.	(Incorporated in the Netherlands)	100%
Grass Valley Singapore Pte. Ltd.	(Incorporated in Singapore)	100%
Grass Valley Spain SA	(Incorporated in Spain)	100%
Grass Valley UK Ltd	(Incorporated in the United Kingdom)	100%
Grass Valley USA, LLC	(Organized in Delaware)	100%
GVBB Holdings Sarl	(Incorporated in Luxembourg)	100%
GVBB Japan Co. Ltd.	(Incorporated in Japan)	100%
GVBB Netherlands B.V.	(Incorporated in the Netherlands)	100%
Hirschmann Automation & Control GmbH	(Incorporated in Germany)	100%
Hirschmann Automation & Control K.K.	(Incorporated in Japan)	100%
Hirschmann Automation & Control (Shanghai) Co. Ltd.	(Incorporated in China)	50%
Hirschmann Electronics GmbH	(Incorporated in Germany)	100%
Hirschmann Electronics (Hong Kong) Co. Ltd	(Incorporated in Hong Kong)	50%
ITC Industria Tecnica CAVI S.r.l.	(Incorporated in Italy)	100%
Kajola-Kristada Limited	(Incorporated in St. Kitts and Nevis)	100%
Limited Liability Company Grass Valley RUS	(Incorporated in Russia)	100%
Lukram SRO	(Incorporated in Czech Republic)	100%
Miranda Asia K.K.	(Incorporated in Japan)	100%
Miranda Technologies Asia Limited	(Incorporated in Hong Kong)	100%
Miranda Technologies France SAS	(Incorporated in France)	100%
Miranda Technologies Malaysia SDN BHD	(Incorporated in Malysia)	100%
Miranda Technologies Singapore Pte. Ltd.	(Incorporated in Singapore)	100%
nCircle Canada Corp	(Incorporated in Canada)	100%
Noslo Limited	(Incorporated in the United Kingdom)	100%
Port GmbH	(Incorporated in Germany)	25%
PPC Broadband, Inc.	(Incorporated in Delaware)	100%
PPC Broadband India Private Limited	(Incorporated in India)	100%
ProLinx Comunicacao Industria LTDA	(Incorporated in Brazil)	100%
ProSoft Technology (Asia Pacific) SDN BHD	(Incorporated in Malaysia)	100%
Prosoft Technology (Shanghai) Network System Company Limited	(Incorporated in China)	100%

Entity	Country/State of Incorporation	Percentage Owned Directly or Indirectly by Belden Inc.

ProSoft Technology SAS	(Incorporated in France)	100%
ProSoft Technology, Inc.	(Incorporated in California)	100%
Shanghai Hite-Belden Network Technology Co., Ltd.	(Incorporated in China)	51%
Softel Limited	(Incorporated in the United Kingdom	100%
St. Kitts Technology Limited	(Incorporated in St. Kitts and Nevis)	100%
Tripwire Australia Pty Ltd	(Incorporated in Australia)	100%
Tripwire, Inc.	(Incorporated in Delaware)	100%
Tripwire International, Inc.	(Incorporated in Delaware)	100%
Tripwire Japan KK	(Incorporated in Japan)	100%
VIA Holdings I, Inc.	(Incorporated in Delaware)	100%
VIA Holdings II, Inc.	(Incorporated in Delaware)	100%
Xuzhou Hirschmann Electronics Co. Ltd.	(Incorporated in China)	50%